GOODWILL	6 Months Ended
Jun. 30, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL	GOODWILL
The Company evaluates goodwill for impairment on an annual basis on October 1st and at an interim date if indicators of a potential impairment exist. The goodwill impairment test is conducted at the reporting unit level. The fair value of the Company’s reporting units is determined using a combination of the discounted cash flow method under the income approach and the guideline public company method under the market approach. Fair value estimates result from a complex series of judgments about future events and uncertainties and rely heavily on estimates and assumptions that have been deemed reasonable by management as of the measurement date. Under the discounted cash flow method, fair value is determined by discounting the estimated future cash flows of each reporting unit, which includes using management’s most recent projected long-term financial forecasts for revenue, earnings, operating margins, capital expenditures, working capital requirements and their expected growth rates. The discount rate used is intended to reflect the risks inherent in the future cash flows of the respective reporting unit. Under the guideline public company method, fair value is estimated using market multiples of various financial metrics observed for the reporting unit’s comparable public companies.
During the six months ended June 30, 2025, there were indicators of a potential impairment of the Obagi Medical and Milk Makeup reporting units. The Company performed its goodwill impairment analysis using the qualitative approach, and the analysis concluded that qualitative factors and relevant events and circumstances indicated it was more likely than not that the fair value of both reporting units was less than their respective carrying amount. Therefore, the Company performed a quantitative goodwill impairment test for the reporting units. As a result, during the six months ended June 30, 2025, the Company recorded a non-cash impairment charge of $132.1 million within the Obagi Medical reporting unit and $20.0 million within the Milk Makeup reporting unit.
The following table presents changes in goodwill by reportable segment:

(In thousands)	Obagi Medical	Milk Makeup	Total Goodwill
Balance as of December 31, 2024	$194,517	$135,072	$329,589
Impairment loss	(132,058)	(19,960)	$(152,018)
Balance as of June 30, 2025	$62,459	$115,112	$177,571